NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Health Sciences Fund

Supplement dated September 24, 2008 to the Prospectus dated May 1, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective September 15, 2008, Aberdeen Asset Management Inc., the subadviser to the NVIT Health Sciences Fund, has added Jean Rhee and Rob Sellar as portfolio managers to the Fund. As a result, the paragraphs under the section entitled “Portfolio Management” on page 6 have been restated in their entirety as follows:

The Fund is managed by Aberdeen’s North American Equity team, led by Douglas Burtnick. Members of the team include portfolio managers Jean Rhee and Rob Sellar. They are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Burtnick joined Aberdeen as an Investment Manager in October 2007. He has managed the Fund since November 2006. Prior to that, he was a portfolio manager employed by NFA since May 2002. Mr. Burtnick earned his bachelor’s degree from Cornell University. He is a CFA Charterholder.

Ms. Rhee joined Aberdeen as an Investment Manager in October 2007. Prior to that, she was an equity research analyst employed by NFA since November 2001. Ms. Rhee earned her bachelor’s degree in economics from Colgate University.

Mr. Sellar joined Aberdeen as a Senior Investment Manager in September 2000. He is a member of the Institute of Financial Professionals New Zealand (INFINZ) and past member of The New Zealand Stock Exchange.

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NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Nationwide Fund

Supplement dated September 24, 2008 to the Prospectus dated May 1, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective September 15, 2008, Aberdeen Asset Management Inc., the subadviser to the NVIT Nationwide Fund, has added Francis Radano, III and Jarett Fisher as portfolio managers to the Fund. As a result, the paragraphs under the section entitled “Portfolio Management – NVIT Nationwide Fund” on page 6 have been restated in their entirety as follows:

Gary D. Haubold, CFA, Senior Investment Manager, and Francis Radano, III, CFA, Investment Manager, oversee the fundamentally managed portion of the Fund, and Joseph A. Cerniglia, CFA, Senior Investment Manager, and Jarett Fisher, CFA, Investment Manager, oversee the quantitatively managed portion of the Fund. They jointly are responsible for the day-to-day management of the Fund, including selection of the Fund’s investments.

Mr. Haubold joined Aberdeen as a Senior Investment Manager in October 2007. Prior to that, he was a senior portfolio manager employed by NFA since December 2003. Mr. Haubold graduated magna cum laude with a bachelor’s degree in civil/structured engineering from Rice University. He also earned an MBA with a concentration in finance from the Wharton School of Business at the University of Pennsylvania.

Mr. Radano joined Aberdeen as a Senior Investment Manager in October 2007. Prior to that, he was a senior equity analyst employed by NFA since November 1999. Mr. Radano earned a bachelor’s degree in economics from Dickinson College and an MBA in finance from Villanova University.

Mr. Cerniglia joined Aberdeen as a Senior Investment Manager in October 2007. He assumed co-management responsibilities for the Fund in April 2006. Prior to that, he was a portfolio manager employed by NFA since September 2000. Mr. Cerniglia earned a bachelor’s degree in accounting from Saint Joseph’s University and a master’s degree in mathematics of finance from Courant Institute of Mathematics of New York University.

Mr. Fisher joined Aberdeen in June 2008 as a Quantitative Investment Manager. Prior to that, he was a Vice President at RBC Capital Markets from June 2002 to June 2006. Mr. Fisher earned a bachelor’s degree in finance from Slippery Rock

University and an MBA with concentrations in finance, economics and quantitative analysis from Carnegie Mellon University.

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NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Technology and Communications Fund

Supplement dated September 24, 2008 to the Prospectus dated May 1, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective September 15, 2008, Aberdeen Asset Management Inc., the subadviser to the NVIT Technology and Communications Fund, has added Robert W. Mattson and Ralph Bassett as portfolio managers to the Fund. As a result, the paragraph under the section entitled “Portfolio Management” on page 7 has been restated in its entirety as follows:

The Fund is managed by Aberdeen’s North American Equity team, led by Robert V. Tango. Members of the team include portfolio managers Robert W. Mattson and Ralph Bassett. They are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Tango joined Aberdeen in October 2007. Prior to that, he was a portfolio manager employed by NFA since May 2006. Before joining NFA, Mr. Tango was a Consultant/Equity Analyst with SIDUS Investment Management from December 2005 to May 2006. From July 2004 to October 2005, Mr. Tango was Vice President, Equity Research at Lazard Capital Markets, LLC and from July 2000 to May 2004 he was a Senior Research Analyst, Equity Research at William Blair & Company.

Mr. Mattson joined Aberdeen in October 2007. Prior to that, he was an equity analyst employed by NFA since October 2003. Mr. Mattson holds a bachelor’s degree in economic history from The University of Maryland and an MBA and a master’s degree in finance from The Robert H. Smith School of Business at The University of Maryland.

Mr. Bassett joined Aberdeen in March 2006 from Navigant Consulting, where he worked as a consultant from 2005 to 2006. Mr. Bassett graduated magna cum laude in May 2005 from Villanova University with a bachelor’s degree in finance.

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